Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements have been prepared to give effect to the acquisition by Workstream Inc. of Incentives Advisors, using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to unaudited pro forma combined financial statements.

The table that follows presents unaudited pro forma financial data for Workstream Inc. and Incentives Advisors for the six months ended November 30, 2010 and for the year ended May 31, 2010 as if the acquisitions had been completed on June 1, 2009 for income statement purposes and on November 30, 2010 for balance sheet purposes. The pro forma information is based upon the historical consolidated financial statements of Workstream Inc. and Incentives Advisors and the assumptions, estimates and adjustments described in the notes to the unaudited pro forma combined financial information. The assumptions, estimates and adjustments are preliminary and have been made solely for purposes of developing such pro forma information.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations of Workstream Inc. that would have been reported had the acquisitions occurred on the dates indicated, nor do they represent a forecast of the consolidated financial position of Workstream Inc. at any future date or the consolidated results of operations for any future period. Furthermore, no effect has been given in the unaudited pro forma combined statements of income (loss) for synergistic benefits or cost savings that may be realized through the combination of the Workstrean Inc. and Incentives Advisors or costs that may be incurred in integrating their operations. The unaudited pro forma combined financial information should be read in conjunction with the historical financial statements and related notes and management’s discussion and analysis of financial condition and results of operations of Workstream Inc. which is included in its annual report on Form 10-K, which is incorporated by reference, and the historical financial statements and related notes of Incentives Advisors which are included in this Form 8-K/A.

Workstream Inc.

Unaudited Pro Forma Combined Balance Sheet
November 30, 2010

WORKSTREAM INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
NOVEMBER 30, 2010

		Workstream Inc.	Incentives Advisors	Pro Forma
	Notes	Historical	Historical	Adjustments	Pro Forma
ASSETS:
Current assets:
Cash and cash equivalents		$375,161	$37,665	$(154,000)	$258,826
Accounts receivable, net of allowances of $512,224		1,832,296	101,114	-	1,933,410
Prepaid expenses and other assets		52,110	44,447	-	96,557
Total current assets		2,259,567	183,226	(154,000)	2,288,793

Equipment, net		199,458	10,009	-	209,467
Other assets		43,043	-	-	43,043
Intangible assets, net	D	150,162	-	663,000	813,162
Goodwill	A	6,731,326	-	1,330,277	8,061,603

TOTAL ASSETS		$9,383,556	$193,235	$1,839,277	$11,416,068

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable		$939,927	$10,512	$-	$950,439
Accrued liabilities		1,837,481	52,000	-	1,889,481
Accrued compensation		403,562	-	-	403,562
Current portion of senior secured notes payable and accrued interest		-	-	-	-
Embedded put derivative		-	-	-	-
Current portion of long-term obligations		172,941	-	-	172,941
Deferred revenue		1,272,563	-	-	1,272,563
Total current liabilities		4,626,474	62,512	-	4,688,986

Senior secured note payable		-	-	-	-
Senior secured note payableand accrued interest, net related party	B	849,926	-	235,000	1,084,926
Long-term obligations, less current portion		65,426	-	-	65,426
Deferred revenue – long-term		21,440	-	-	21,440
Common stock warrant liability		67,100	-	-	67,100
Total liabilities		5,630,366	62,512	235,000	5,927,878

Commitments and Contingencies

SHAREHOLDERS’ EQUITY:
Preferred shares, no par value		-	-	-	-
Common shares, no par value,		136,880,540	-	-	136,880,540
Common stock payable		-	-	-	-
Additional paid-in capital	B	30,760,815	-	1,735,000	32,495,815
Accumulated deficit	C	(162,913,611)	130,723	(130,723)	(162,913,611)
Accumulated other comprehensive loss		(974,554)	-	-	(974,554)
Total shareholders’ equity		3,753,190	130,723	1,604,277	5,488,190

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$9,383,556	$193,235	$1,839,277	$11,416,068

See the accompanying notes to the unaudited pro forma financial information.

Workstream Inc.

Unaudited Pro Forma Combined Statement of Income (Loss)
For the Six Months Ended November 30, 2010

WORKSTREAM INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS & COMPREHENSIVE INCOME (LOSS)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2010

		Workstream Inc.	Incentives Advisors	Pro Forma
	Notes	Historical	Historical	Adjustments	Pro Forma
Revenues:
Software		$2,288,399	$-	$-	$2,288,399
Professional services		148,434	-	-	148,434
Rewards		3,998,443	-	-	3,998,443
Tax Advisory Services		-	258,616	-	258,616
Career networks		1,146,471	-	-	1,146,471
Revenues, net		7,581,747	258,616	-	7,840,363

Cost of revenues:
Rewards		3,009,271	-	-	3,009,271
Other		333,905	8,299	-	342,204
Cost of revenues (exclusive of amortization and depreciation expense noted below)		3,343,176	8,299	-	3,351,475

Gross profit		4,238,571	250,317	-	4,488,888

Operating expenses:
Selling and marketing	F	763,601	50,813	126,342	940,756
General and administrative		3,962,392	68,346	-	4,030,738
Research and development		(283,215)	-	-	(283,215)
Amortization and depreciation	D	111,277	1,667	66,300	179,244
Impairment of goodwill		(685,426)	-	-	(685,426)
Total operating expenses		3,868,629	120,826	192,642	4,182,097

Operating Income (loss)		369,942	129,491	(192,642)	306,791

Other income / (expense):
Interest income and expense, net	E	(672,367)	-	(3,332)	(675,699)
Gain on exchange of senior secured notes payable		1,192,635	-	-	1,192,635
Change in fair value of warrants and derivative		201,500	-	-	201,500
Other income and expense, net		(321)	-	-	(321)
Other income (expense), net		721,447	-	(3,332)	718,115

Income (loss) before income tax expense		1,091,389	129,491	(195,974)	1,024,906

Income tax expense		(7,356)	-	-	(7,356)

NET INCOME (LOSS)		$1,084,033	$129,491	$(195,974)	$1,017,550

Income (loss) per share - basic and diluted		$0.00			$0.00

Weighted average number of common shares outstanding:
Basic		487,666,585		95,016,430	582,683,015
Diluted		540,921,399		95,016,430	635,937,829

Net income		$1,084,033	$129,491	$(195,974)	$1,017,550
Comprehensive loss:
Foreign curency translation adjustment		(43,542)	-	-	(43,542)

COMPREHENSIVE INCOME		$1,040,491	$129,491	$(195,974)	$974,008

See the accompanying notes to the unaudited pro forma financial information.

Workstream Inc.

Unaudited Pro Forma Combined Statement of Income (Loss)
For the Year Ended May 31, 2010

WORKSTREAM INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS & COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR ENDED MAY 31, 2010

		Workstream Inc.	Incentives Advisors	Pro Forma
	Notes	Historical	Historical	Adjustments	Pro Forma
Revenues:
Software		$6,011,926	$-	$-	$6,011,926
Professional services		752,251	-	-	752,251
Rewards		6,600,265	-	-	6,600,265
Tax Advisory Services		-	373,931
Career networks		3,160,323	-	-	3,160,323
Revenues, net		16,524,765	373,931	-	16,524,765

Cost of revenues:
Rewards		5,198,618	-	-	5,198,618
Other		754,463	214,416	-	968,879
Cost of revenues (exclusive of amortization and depreciation expense noted below)		5,953,081	214,416	-	6,167,497

Gross profit		10,571,684	159,515	-	10,357,268

Operating expenses:
Selling and marketing	F	1,880,091	123,948	252,685	2,256,724
General and administrative		7,654,941	80,560	-	7,735,501
Research and development		1,519,396	-	-	1,519,396
Amortization and depreciation	D	822,903	4,198	132,600	959,701
Impairment of goodwill		11,683,548	-	-	11,683,548
Total operating expenses		23,560,879	208,706	385,285	24,154,870

Operating Income (loss)		(12,989,195)	(49,190)	(385,285)	(13,797,602)

Other income / (expense):
Interest income and expense, net	E	(2,605,578)	(3,098)	(9,955)	(2,618,631)
Loss on extinguishment of debt		(13,071,440)	-	-	(13,071,440)
Change in fair value of warrants and derivative		2,074,393	-	-	2,074,393
Other income and expense, net		54,908	-	-	54,908
Other income (expense), net		(13,547,717)	(3,098)	(9,955)	(13,560,770)

Income (loss) before income tax expense		(26,536,912)	(52,288)	(395,240)	(27,358,371)

Income tax expense		(46,819)	-	-	(46,819)

NET INCOME (LOSS)		$(26,583,731)	$(52,288)	$(395,240)	$(27,405,190)

Income (loss) per share - basic and diluted		$(0.45)			$0.00

Weighted average number of common shares outstanding:
Basic		58,758,625	-	95,016,430	153,775,055
Diluted		58,758,625	-	95,016,430	153,775,055

Net income		$(26,583,731)	$(52,288)	$(395,240)	$(27,405,190)
Comprehensive loss:
Foreign curency translation adjustment		(69,938)	-	-	(69,938)

COMPREHENSIVE INCOME		$(26,653,669)	$(52,288)	$(395,240)	$(27,475,128)

See the accompanying notes to the unaudited pro forma financial information.

Workstream Inc.

Notes to Unaudited Pro Forma Financial Information

(A)
The purchase price of Incentives Advisors is $2.1 million, subject to adjustment, as described in the respective purchase agreement. The allocation of the purchase price is based upon preliminary estimates of the assets and liabilities acquired in accordance with ASC 805. A full determination of the purchase price allocation will be made upon receipt of a final valuation analysis of tangible and intangible assets. It is anticipated that the final purchase price allocation will not differ materially from the preliminary allocations.

The allocation of the purchase price is estimated as follows:

Goodwill	$1,309,713
Identifiable intangible assets	$663,000
Net assets acquired	151,287
Purchase Price	$2,124,000

(B)	The purchase price of Incentives Advisors is comprised of the following:

Cash paid to sellers	$154,000
Stock paid to sellers	$1,735,000
Notes issued to sellers	235,000
Purchase Price	$2,124,000

(C)	Adjustment reflects the elimination of the stockholders’ equity of Incentives Advisors.

Workstream Inc.

Notes to Unaudited Pro Forma Financial Information

(D)	Adjustment reflects the effect of the acquisition on amortization of the pro forma adjustment for customer relationships, amortized over the estimated useful life of 5 years as follows:

	Intangible Asset	Estimated Useful Life	Year ended May 31, 2010	Six months ended November 30, 2010
Customer Relationships	$663,000	5	$132,600	$66,300

	$663,000		$132,600	$66,300

(E)	Adjustment reflects the effects on interest expense of notes issued in the acquisitions:

		Year ended May 31, 2010	Six months ended November 30, 2010
Notes issued, interest at 5%	$235,000	9,955	3,232
		$9,955	$3,232

(F)	Adjustment reflects compensation expense for the former owners of Incentives Advisors, LLC.